UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018

ATTIS INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104

Milton, GA30004

 (Address of principal executive offices)

(678) 580-5661

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement Amendments

On August 3, 2018, Attis Industries Inc. (the “Company”) entered into amendments for those certain Securities Purchase Agreements entered into on November 29, 2017 (the “November Purchase Agreements”) and those certain Securities Purchase Agreements entered into on February 21, 2018 (the “February Purchase Agreements”) pursuant to the execution and delivery of that certain Omnibus Amendment (the “Omnibus Amendment”) between the Company and certain investors who, collectively, purchased a majority in interest of the Shares (as defined in the November Purchase Agreement) based on the initial Subscription Amounts of the November Purchase Agreements and/or, in the case of the February Purchase Agreements, purchased a majority in interest of the Series F Preferred Stock based on the initial Subscription Amounts (as defined in the February Purchase Agreements) and the “Required Holders” (as defined therein).

As previously disclosed, the Company entered into the November Purchase Agreements in connection with the Company’s private placement offering of its common stock, Series A Common Stock Purchase Warrants (the “Series A Warrants”), and Series B Common Stock Purchase Warrants. As previously disclosed, the Company entered into the February Purchase Agreements in connection with the Company’s private placement offering of its Series F Preferred Stock and warrants to purchase the Company’s common stock (“Series F Offering”).

Pursuant to the Omnibus Amendment, (i) Section 4.12 of the November Purchase Agreements was removed, resulting in the Company no longer being precluded from issuing its common stock or common stock equivalents or be precluded from entering into variable rate transactions; (ii) Section 4.13 of the February Purchase Agreements was removed, resulting in the Company no longer being precluded from making certain issuances of common stock or common stock equivalents or precluded from entering into variable rate transactions; and (iii) the phrase “(and which must include the Required Holders)” in Section 5.5 of the February Agreement was amended and restated as “(and which must include the Required Holders with respect to any amendment, modification or waiver of Sections 4.8, 4.10 or 4.12 or any other part of the February Agreement related to the Warrants and/or the Warrant Shares or the rights or remedies of any Purchaser hereunder or thereunder with respect to the Warrants and/or the Warrant Shares)”, each as approved by the majority of the holders of the Company’s Series F Preferred Stock.

Ratification Agreement

On August 3, 2018, the Company entered into that certain Ratification Agreement (the “Ratification Agreement”) with the holder of a majority of the issued and outstanding shares of the Company’s Series F Preferred Stock (the “Majority Series F Holder”). The Majority Series F Holder acquired such shares of Series F Preferred Stock in a private purchase transaction, effective August 3, 2018. Pursuant to the Ratification Agreement, among other things, the Company acknowledged the Majority Series F Holder’s acquisition of such shares and the assignment to the Majority Series F Holder of all applicable registration rights granted to the original purchasers of the shares of the Series F Preferred Stock pursuant to the Registration Rights Agreement entered into in connection with the Series F Offering.

In connection with the Ratification Agreement, the Company and the Majority Series F Holder agreed to amend the designations for the Series F Preferred Stock to state that the conversion price of the Series F Preferred Stock shall be the greater of (a) $0.50 or (b) 100% of the lowest closing market price during the 30-calendar day period preceding the date of delivery of the conversion notice by the Series F Preferred Stock shareholder, subject to adjustment (the “Series F Amendment”).

The foregoing descriptions of the November Purchase Agreements, the February Purchase Agreements, the Omnibus Amendment, and the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the Form of November Purchase Agreement, the Form of February Purchase Agreement, the Form of Omnibus Amendment and the Form of Registration Rights Agreement, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2018 the Company submitted for filing with the Secretary of State of the State of New York that certain Certificate of Amendment to the Certificate of Incorporation (the “Series F Amended Certificate”) to effect the Series F Amendment, among other changes. The Series F Amended Certificate and the filing thereof was approved by the Company’s Board of Directors and the majority of the holders of the Company’s Series F Preferred Stock.

The foregoing description of the terms of the Series F Amended Certificate is incomplete and subject to, and qualified in its entirety by, the actual terms of the Series F Amended Certificate, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Series F Amended Certificate*
10.1	Form of Securities Purchase Agreement (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on December 5, 2017).
10.2	Form of Securities Purchase Agreement (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on February 22, 2018).
10.3	Form of Omnibus Amendment*
10.4	Form of Registration Rights Agreement (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on February 22, 2018)

* filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATTIS INDUSTRIES INC.

Date: August 6, 2018	By:	/s/ Jeffrey Cosman
		Name:	Jeffrey Cosman
		Title:	Chief Executive Officer

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